                         J.G. WENTWORTH & COMPANY, INC.

                                5,286,738 Shares(1)

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                              ________ ___, 1997

PRUDENTIAL SECURITIES INCORPORATED
OPPENHEIMER & CO., INC.
[FURMAN SELZ LLC]
As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

         J.G. Wentworth & Company, Inc., a Delaware corporation (the "Company"), James B. Delaney, Gary Veloric, Michael B. Goodman, Edward S. Stone, Alpha Nikelberry and ING (each, a "Selling Stockholder," and, together, the "Selling Stockholders") hereby confirm their respective agreements with the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacity, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.


     1. Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the several Underwriters an aggregate of 4,000,000 shares (the "Company Firm Securities") of the Company's common stock, par value $0.01 per share ("Common Stock"). The Selling Stockholders jointly and severally agree to sell to the several Underwriters an aggregate of 1,286,738 shares (the "Selling Stockholders' Firm Securities," and together with the Company Firm Securities, the "Firm Securities"), with each Selling Stockholder selling the number of shares indicated on Schedule II hereto. The Selling Stockholders also propose to issue and sell to the several Underwriters not more than 793,011 additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities," and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities."

     2. Representations and Warranties of the Company and the Selling Stockholders. The Company and the Selling Stockholders jointly and severally represent and


----------

1    Plus an option to purchase from the Selling Stockholders up to 793,011 additional shares to cover over-allotments.

warrant to, and agree with, each of the several Underwriters that:

     (a) A registration statement on Form S-1 (File No. 333-[_________] with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such Registration Statement becomes effective); the term "Registration Statement" includes both the Original Registration Statement and any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:

     (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

     (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

     (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

     (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it
(i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, which information consists of the information identified in Section 12 hereof.

     (c) If the Company has elected to rely on Rule 462(b) and the Rule 462(b) Registration Statement has not been declared effective (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement, in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

     (d) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware and its subsidiaries, J.G. Wentworth and Company, Inc., J.G. Wentworth Structured Settlement Funding Corporation and J.G. Wentworth Funding Corporation (each a "Subsidiary" and collectively the "Subsidiaries"), have been duly organized and are validly existing under the laws of their respective jurisdictions of incorporation. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company does not control, directly or indirectly, any corporation (other than the Subsidiaries), partnership, joint venture, association or other business organization. The Company and its Subsidiaries are duly qualified to transact business as foreign corporations and are in good standing under the laws of all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability to the Company and its Subsidiaries. At or prior to the Firm Closing Date (as hereinafter defined) the Reorganization (as such term is defined in the Prospectus) shall have occurred in the manner described in the Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus) under the caption "The Reorganization and Termination of Tax Status" and (i) the Selling Stockholders and the Subsidiaries shall have entered into a tax agreement with the Company in a form reasonably acceptable to the Representatives (the "Tax Agreement"); (ii) the Selling Stockholders and the Company shall have entered into a contribution agreement (the "Contribution Agreement") pursuant to which the Selling Stockholders will contribute to the Company all of the outstanding capital stock of each of the Subsidiaries and certain limited partnership interests; (iii) the Subsidiaries shall have declared a cash dividend payable to the Selling Stockholders; and
(iv) the Company, the Subsidiaries and the Selling Stockholders shall have entered into all other agreements (the "Ancillary Agreements" and together with the Tax Agreement and the Contribution Agreement, the "Reorganization Agreements"), if any necessary to consummate the Reorganization.

     (e) Except as disclosed in the Registration Statement and Prospectus, the Company and each of its Subsidiaries owns or possesses adequate and enforceable rights, either as owner or licensee, to use all trademarks, trademark applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business in all material respects as described in the Registration Statement and the Prospectus. The Company has not received any notice of, or to its best knowledge is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the condition (financial or otherwise), management, business prospects, net worth, or results of operations of the Company or any of the Subsidiaries.

     (f) The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate international, federal, state or foreign regulatory authorities necessary to conduct their respective businesses, or the lack of which would not result in a material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and any of the Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (g) The Company and its Subsidiaries have full power (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and the Company has full power (corporate and other) to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

     (h) The issued shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and, except for directors' qualifying shares and as otherwise set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are, or upon consummation of the Reorganization, will be owned of record owned beneficially by the Company free and clear of any security interests, liens, encumbrances, equities or claims.

     (i) Upon consummation of the Reorganization, the Company will have an authorized, issued and outstanding capitalization as set forth in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of the shares of capital stock of the Company to be issued to the Selling Stockholders will have been duly and validly authorized and, after payment therefor in accordance with the terms of the Contribution Agreement, at the Firm Closing Date, will be duly and validly issued fully paid and nonassessable. The Firm Securities and the Option Securities have been duly and validly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be duly and validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are or will be entitled as such to any preemptive or other rights to subscribe for or to purchase any of the Securities, and no holder of securities of the Company has or will have any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this agreement.

     (j) The capital stock of the Company conforms to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (k) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company or its Subsidiaries convertible into or exchangeable for any capital stock of the Company or its Subsidiaries, (B) warrants, rights or options to subscribe for or purchase from the Company or its Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or its Subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

     (l) The combined financial statements and related notes and schedules of J.G. Wentworth and Company, Inc., J.G. Wentworth Structured Settlement Funding Corporation, J.G. Wentworth Structured Settlement Corporation, Limited Partnership, J.G. Wentworth Funding Corporation and J.G. Wentworth MFC Associates, Limited Partnership (together, the "J.G. Wentworth Affiliated Companies") included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present the combined financial position of such Affiliated Entities and the combined results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and all adjustments necessary for a fair presentation of results for such periods have been made. The selected financial data set forth under the caption "Summary Combined Financial Data" and "Selected Combined Financial Data" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.


     (m) Coopers & Lybrand LLP, who have certified certain financial statements of the J.G. Wentworth Affiliated Companies and delivered their report with respect to the audited combined financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

     (n) The execution and delivery of this Agreement have been duly authorized by the Company through all necessary corporate action and this Agreement has been duly executed and delivered by the Company, and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms; except (i) as enforceability hereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditor's rights generally and by general equitable principles and (ii) that enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

     (o) The execution and delivery of each of the Reorganization Agreements have been duly authorized by each Subsidiary or the Company party thereto and each of the Reorganization Agreements has been duly executed and delivered by each Subsidiary and/or the Company party thereto, and is the valid and binding agreement of each Subsidiary and/or the Company party thereto, enforceable against each Subsidiary and/or the Company in accordance with its terms; except
(i) as enforceability hereto may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles and
(ii) that enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

     (p) No legal or governmental proceedings or other proceedings or investigations are pending to which the Company or any of its Subsidiaries is a party or to which the property of the Company or its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and no such proceedings have been threatened against the Company or its Subsidiaries or with respect to any of their respective properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required under the Act. Assuming due authorization, execution and delivery by each other party thereto, all such contracts to which the Company or a Subsidiary is a party constitute valid and binding agreements of the Company or such Subsidiary, as the case may be.


     (q) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company or its Subsidiaries, as the case may be, with the other provisions of this Agreement or the Reorganization Agreements and the consummation of the other transactions herein contemplated hereby or thereby do not and will not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, guarantee, loan agreement, material lease or other agreement or instrument to which the Company or its any of its Subsidiaries is a party or by which the Company or its Subsidiaries or any of their respective properties or assets are bound, or the charter documents or by-laws of the Company or its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company or its Subsidiaries or any of their properties, other than as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (r) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except as described therein and except for the Reorganization, (i) there has not been any material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or its Subsidiaries, whether or not arising from transactions in the ordinary course of business; (ii) the Company and its Subsidiaries have not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; (iii) there has not been any material adverse change or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiaries; (iv) the Company and the Subsidiaries have not purchased any of their outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on their capital stock; and (v) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and the Subsidiaries; in the case of each of clauses (i) through (v) except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (s) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company except for the sale of Securities by the Selling Stockholders under this Agreement).

     (t) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any permitted by the Act.

     (u) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as so required by the Securities Act or the Rules. Neither the Company, nor its Subsidiaries, to the best of the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any agreement filed as an exhibit to the Registration Statement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case where such default or event would have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiaries. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its Subsidiaries of any other agreement or instrument to which the Company or the bank is party or by which it or its properties or business may be bound or affected which default or event would have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or the Subsidiaries.

     (v) Neither the Company nor any of its Subsidiaries is in violation of any term or provision of, in the case of the Company, its Articles of Incorporation (the "Company's Articles") and in the case of the Subsidiaries, its Articles of Incorporation (the "Subsidiaries' Articles") or its bylaws (the Company's and the Subsidiaries' bylaws together the "Bylaws") or of any franchise, license, permit, judgment, ruling, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or the Subsidiaries.


     (w) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (i) violate any provision of the Articles or the Bylaws of the Company or the Subsidiaries or (ii) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or the Subsidiaries is a party or by which the Company or the Subsidiaries or any of their properties or businesses are bound, or any franchise, license, permit, judgment, ruling, decree, order, statute, rule or regulation applicable to the Company, except in the case of this clause (ii) for any such termination, acceleration, conflict, breach, default, lien, charge or encumbrance which would not, individually or in the aggregate, have a material adverse affect on the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or the Subsidiaries, and except for such consents or waivers which have already been obtained and are in full force and effect.

     (x) The Company and its Subsidiaries have good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or its Subsidiaries, and any real property and buildings held under lease by the Company or its Subsidiaries are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company or its Subsidiaries, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (y) No labor dispute with the employees of the Company or its Subsidiaries exists or, to the knowledge of the Company or the Selling Stockholders, is threatened or imminent that could reasonably be expected to result in a material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (z) The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (aa) No Subsidiary of the Company is currently, or upon consummation of the Reorganization will be, prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiaries' capital stock, from repaying to the Company any loans or advances to such Subsidiaries from the Company or from transferring any of such Subsidiaries' property or assets to the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (bb) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as amended, and this transaction will not cause the Company to become an investment company subject to registration under such Act.

     (cc) Each of the Company, the Subsidiaries and the Selling Stockholders have filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the Company and its Subsidiaries) and have paid all taxes as shown on said returns required to be paid and any other assessment, fine or penalty levied, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). There is no tax deficiency that has been or might be asserted against the Company and that could have a material adverse effect on the business, properties, business prospects, condition, earnings or results of operations of the Company or the Subsidiaries, except as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or reserved against in the combined financial statements of the Company. Effective as of the dates set forth opposite each Subsidiary on Schedule III hereto, each Subsidiary validly elected to be treated as an S Corporation (as defined in Section 1361 of the Internal Revenue Code of 1986, as amended (the "Code") and the corresponding provision of any prior version of the Code) for Federal and state income tax purposes and each Subsidiary has continued and will continue to so qualify as an S Corporation in each such jurisdiction since that date until the day preceding the Reorganization, at which time each Subsidiary will validly terminate its S Corporation status.

     (dd) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty made by the Company to each Underwriter as to the matters covered thereby and shall be deemed incorporated herein in its entirety and shall be effective as if such representation and warranty were made herein.

     (ee) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (ff) No default by the Company or its Subsidiaries exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or its Subsidiaries is a party or by which the Company or its Subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect with regard to the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and its Subsidiaries, except for any such default that would be cured upon application of the proceeds from the sale of the Securities in the manner described under the caption "Use of Proceeds" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (gg) The Securities have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System, subject to official notice of issuance, and a registration statement has been filed on Form 8-A pursuant to Section 12 of the Exchange Act for the Securities, which registration statement complies in all material respects with the Exchange Act.

     (hh) No relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries, on the one hand, and the directors, officers, Selling Stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by the Act or the Exchange Act, or by the rules and regulations under either of such Acts to be described in the Registration Statement and the Prospectus that is not so described.

     (ii) The Company and each of the Subsidiaries possess all certificates, consents, authorizations and permits ("Licenses") issued by the appropriate international, federal, state or foreign regulatory and self-regulatory authorities necessary to conduct their respective businesses, except for those of which the failure to obtain would not result in a material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiaries, and except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent

Preliminary Prospectus). All Licenses are valid and in full force and effect and the Company and each of the Subsidiaries are in compliance with all laws, regulations, orders and decrees applicable to them, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and except for those, the absence of which, would not cause a material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiaries. Neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (jj) Neither the Company nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling, transportation, treatment or disposal of hazardous or toxic materials and the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company and the Subsidiaries, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of the Subsidiaries has received any notices or claims that it is a responsible party or a potentially responsible party in connection with any claim or notice asserted pursuant to 42 U.S.C. Section 9601 et seq. or any state superfund law or any similar foreign law; and the disposal by the Company or any Subsidiary of any of the Company's and each Subsidiary's hazardous substances, hazardous materials and other waste products has been lawful in all material respects.

     [Additional representations and warranties to be added on structured settlements.]

     3. Representations and Warranties of the Selling Stockholders. The Selling Stockholders severally and not jointly represent and warrant to, and agree with, each of the several Underwriters that:

     (a) The execution and delivery of this Agreement has been duly executed and delivered by such Selling Stockholder, and is the valid, binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms; except (i) as enforceability hereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles and (ii) that enforcement of rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy.

     (b) Such Selling Stockholder has full legal right to enter into this Agreement and each Reorganization Agreement to which such Selling Stockholder is a party. The execution, delivery and performance by each Selling Stockholder of this Agreement and of each Reorganization Agreement to which such Selling Stockholder is a party, and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach of any of the terms or provisions, or constitute a default or cause an acceleration of any obligation under any material license, indenture, lease, mortgage, deed of trust, bank loan, credit agreement, or other material agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, or any order of any court or governmental agency or authority entered into in any proceeding to which such Selling Stockholder was or is a party or by which such Selling Stockholder is bound, or violate or conflict with any applicable foreign, federal, state or local law, rule, administrative regulation or ordinance or administrative or court decree applicable to such Selling Stockholder or such Selling Stockholder's property.

     (c) Other than as permitted by the Act, no Selling Stockholder has distributed, nor will any Selling Stockholder distribute, any prospectus or other offering material in connection with the offering and sale of the Securities.

     (d) Neither the Selling Stockholder nor any trustee or beneficiary of the Selling Stockholder is affiliated as a director, officer, partner, stockholder, or otherwise with any securities broker or dealer which is a member of the NASD or any other organization that owns or controls any member of the NASD.

     (e) Any certificate signed by the Selling Stockholder and delivered to the Representatives or to counsel for the Underwriters shall also be deemed a representation and warranty jointly and severally made by the Selling Stockholders to each Underwriter as to the matters covered thereby and shall also be deemed incorporated herein in its entirety and shall be effective as if such representation and warranty were made herein. No statement, representation, warranty or covenant made by the Selling Stockholders in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.


     (f) Other than pursuant to this Agreement, the Selling Stockholder has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (g) Such Selling Stockholder has duly executed and delivered a power of attorney and custody agreement (with respect to such Selling Stockholder, the "Power-of-Attorney" and the "Custody Agreement", respectively), each in the form heretofore delivered to the

Representatives, appointing ______________ and _____________, and each of them, as such Selling Stockholder's attorney-in-fact (the "Attorney-in-Fact") with authority to execute, deliver and perform this Agreement on behalf of such Selling Stockholder and appointing ChaseMellon Shareholder Services LLC as custodian thereunder (the "Custodian"). Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Stockholder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery under this Agreement. Such Selling Stockholder specifically agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Stockholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, whether in the case of any individual Selling Stockholder by the death or incapacity of such Selling Stockholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Stockholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Stockholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Stockholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.

     (h) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey and the Underwriters will acquire good, valid and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.

     (i) Such Selling Stockholder has reviewed the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Registration Statement, and (a) the information regarding such Selling Stockholder set forth therein under the caption "Principal and Selling Stockholders" is complete and accurate and (b) to the best knowledge of such Selling Stockholder, each Preliminary Prospectus did conform, and the Registration Statement and the Prospectus and any amendments or supplements thereto, when they become effective or are filed with the Commission, as the case may be, will conform, in all material respects to the requirements of the Act and the Regulations and did not and will not contain any untrue statement of material fact or omit to state any material fact necessary in order to make statements therein not misleading.

     (j) The sale of Securities to the Underwriters by such Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained, such as may be required under state securities or blue sky laws and, if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act or the Exchange Act, or (ii) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's properties are bound, or the charter documents or by-laws of such Selling Stockholder or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder

     (k) There are no outstanding options, warrants, rights or other agreements or arrangements requiring such Selling Stockholder at any time to transfer any Securities to be sold hereunder by it.

     (l) There is not pending or threatened against such Selling Stockholder any action, suit, arbitration, claim, governmental or other proceeding or investigation (domestic or foreign, formal or informal) which (A) questions the validity of this Agreement or of any action taken or to be taken by it pursuant to or in connection with this Agreement or (B) is required to be disclosed in the Registration Statement which is not so disclosed, and such actions, suits, arbitrations, claims, governmental or other proceedings or investigations as are summarized in the Registration Statement, if any, are accurately summarized.

     (m) On the Firm Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold by such Selling Stockholder to the several Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with.

     4. Purchase Sale and Delivery of the Securities.

     (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth at a purchase price of $______ per share, (A) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Securities set forth opposite the name of such Underwriter in column (1) of Schedule [___] hereto, and (B) each Selling Stockholder, severally and not jointly, agrees to sell to each of the Underwriters, and the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholders the total number of Shares set forth opposite the name of such Underwriter in column
(2) of Schedule [____] hereto. One or more certificates in definitive form for the Firm

Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company and the Custodian to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company or the Custodian, as the case may be. Such delivery of and payment for the Firm Securities shall be made at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038 at 9:30 A.M., New York time, on [__________], 1997, or at such other place, time or date as the Representatives, the Company and the Custodian may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of delivery against payment being herein referred to as the "Firm Closing Date." The Company and the Custodian will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.


     (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Selling Stockholders, severally and not jointly, hereby grant to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this Section 3, plus if the purchase and sale of any Option Securities takes place after the Firm Closing Date and after the Firm Securities are trading "ex-dividend," an amount equal to the dividends payable on such Option Securities. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within 30 days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Selling Stockholders setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and the Selling Stockholders may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Selling Stockholders shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Selling Stockholders, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

     (c) Each of the Company and the Selling Stockholders hereby acknowledge that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the

Underwriters indicates completion of the closing of a purchase of the Securities from the Company and the Selling Stockholders. Furthermore, in the event that the Underwriters wire funds to the Company or the Custodian, as the case may be, prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, neither the Company nor the Custodian will not be entitled to the wired funds and shall return the wired funds to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the wired funds are not returned by the Company or the Custodian, as the case may be, to the Underwriters on the same day the wired funds were received by the Company, or the Custodian, as the case may be, each of the Company and the Custodian agrees to pay to the Underwriters in respect of each day the wired funds are not returned by it, in same-day funds, interest on the amount of such wire funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

     (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

     5. Offering by the Underwriters. Upon your authorization of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

     6. Covenants of the Company and the Selling Stockholders. The Company covenants and agrees with each of the Underwriters as to the matters set forth in subparagraphs (a) through (n) below and each of the Selling Stockholders covenants and agrees with each of the Underwriters as to the matters set forth in subparagraphs (o) through (t) that:

     (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the

Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the second sentence of Section 2(a) hereof, any amendment or supplement to such Prospectus, Term Sheet or any amendment to the Registration Statement or any Rule 462(b) Registration Statement of which the Representatives previously have been advised and furnished with a copy for a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

     (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

     (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

     (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

     (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 PM, New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date. The Company will provide or cause to be provided to each of the Representatives, and to each Underwriter that so requests in writing, a copy of each report on Form SR filed by the Company as required by Rule 463 under the Act.

     (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives a consolidated combined earnings statement of the Company and its Subsidiaries that satisfies the provisions of
Section 11(a) of the Act and Rule 158 thereunder.

     (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

     (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement and except for issuances pursuant to the exercise of employee stock options or warrants outstanding on the date hereof, pursuant to the Company's dividend reinvestment plan or pursuant to the terms of convertible securities of the Company outstanding on the date hereof.

     (i) The Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (j) The Company will obtain the agreements described in Section 8(f) hereof prior to the Firm Closing Date.

     (k) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event.

     (l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of (i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

     (m) The Company will cause the Securities to be duly included for quotation on the Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will ensure that the Securities remain included for quotation on the Nasdaq National Market or listed on any national exchange for a reasonable period of time following the Firm Closing Date.

     (n) The Company will take no action to prevent consummation of the Reorganization.

     (o) [The Selling Stockholder will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated on behalf of the Underwriters, offer, sell, offer to sell, pledge, contract to sell or grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge or grant of any option to purchase, sell or dispose) of any shares of Common Stock or of any equity securities of the Company substantially similar thereto or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement (other than transfers among the Selling Stockholders or by natural persons who are

Selling Stockholders to their children or to trusts to be established for the benefit of their children).]

     (p) Such Selling Stockholder has full power (corporate and other) to enter into this Agreement and to sell, assign, transfer and deliver to the Underwriters the Shares to be sold by such Selling Stockholder hereunder in accordance with the terms of this Agreement; the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of such Selling Stockholder (if a corporation); and this Agreement has been duly executed and delivered by such Selling Stockholder.

     (q) Such Selling Stockholder has duly executed and delivered the Power of Attorney and the Custody Agreement, each in the form heretofore delivered to the Representatives. Certificates in negotiable form, endorsed in blank or accompanied by blank stock powers duly executed, with signatures appropriately guaranteed, representing the Securities to be sold by such Selling Stockholder have been deposited with the Custodian pursuant to the Custody Agreement for the purpose of delivery under this Agreement. Such Selling Stockholder specifically agrees that each of the Securities represented by the certificates on deposit with the Custodian is subject to the interests of the Underwriters hereunder, that the arrangements made for such custody, the appointment of the Attorney-in-Fact and the right, power and authority of the Attorney-in-Fact to execute and deliver this Agreement, to agree on the price at which the Securities (including such Selling Stockholder's Securities) are to be sold to the Underwriters, and to carry out the terms of this Agreement, are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or the Custody Agreement, by any act of such Selling Stockholder, by operation of law or otherwise, whether in the case of any individual Selling Stockholder by the death or incapacity of such Selling Stockholder, in the case of a trust or estate by the death of the trustee or trustees or the executor or executors or the termination of such trust or estate, or in the case of a corporate or partnership Selling Stockholder by its liquidation or dissolution or by the occurrence of any other event. If any individual Selling Stockholder, trustee or executor should die or become incapacitated or any such trust should be terminated, or if any corporate or partnership Selling Stockholder shall liquidate or dissolve, or if any other event should occur, before the delivery of such Securities hereunder, the certificates for such Securities deposited with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity, termination, liquidation or dissolution or other event had not occurred, regardless of whether or not the Custodian or the Attorney-in-Fact shall have received notice thereof.



     (r) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey and the Underwriters will acquire good, valid and marketable title to such Securities, free and clear of any security interests, liens, encumbrances, equities, claims or other defects.


     (s) Such Selling Stockholder has not, directly or indirectly, since the filing of the

Registration Statement (A) sold, bid for, purchased, attempted to induce any person to purchase, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the sale of Securities by the Selling Stockholders under this Agreement).

     7. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any quotation of the Securities on the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 13 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

     8. Conditions of the Underwriters' Obligations. The obligations of the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective covenants and agreements hereunder and to the following additional conditions:

     (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2), or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

     (b) The Representatives shall have received an opinion, dated the Firm Closing Date, of Wolf, Block, Schorr and Solis-Cohen LLP, counsel for the Company and the Selling Stockholders, to the effect that:

         (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and its Subsidiaries have been duly organized and are validly existing under the laws of its jurisdiction of incorporation. The Company and its Subsidiaries are duly qualified and in good standing as foreign corporations in each jurisdiction in which the character or location of their respective assets or properties (owned, leased or licensed) or the nature of their respective businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), management, business prospects or results of operations of the Company and its Subsidiaries;

         (ii) the Company and its Subsidiaries have corporate power to own or lease their respective properties and conduct their respective businesses as described in the Registration Statement and the Prospectus, and the Company has corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it;

         (iii) the issued shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and except for directors' qualifying shares and except as otherwise set forth in the Prospectus, are owned beneficially by the Company free and clear of any perfected security interests or, to the best knowledge of such counsel, any other security interests, liens, encumbrances, equities or claims;

         (iv) the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities; the Firm Securities have been duly authorized by all necessary corporate action of the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading on the Nasdaq National Market; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and no holders of securities of the Company are entitled to have such securities registered under the Registration Statement;

         (v) the statements set forth under the heading "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; and the statements set forth under the headings "Risk Factors--Insolvency Risks," "Risk Factors--Regulation and Legislation," "Risk Factors--Risks Relating to Investment Company Act Registration," [others to be added] in the Prospectus, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a fair summary of such legal matters, documents and proceedings;

         (vi) the execution and delivery of this Agreement have been duly authorized by all necessary corporate action of the Company and this Agreement has been duly executed and delivered by the Company; except (i) as enforceability hereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditor's rights generally and by general equitable principles and (ii) that enforcement of rights to indemnify and contribution hereunder may be limited by federal or state securities laws or principles of public policy;

         (vii) the execution and delivery of each of the Reorganization Agreements have been duly authorized by the Selling Stockholders, Subsidiaries and the Company (as the case may be) and each of the Reorganization Agreements has been duly executed and delivered by each Selling Stockholder, the Subsidiaries and/or the Company party thereto, and each is the valid and binding agreement of each Selling Stockholder, the Subsidiaries and the Company as a party thereto, enforceable against such Selling Stockholder, the Subsidiaries or the Company, as the case may be, in accordance with its terms except (i) as enforceability hereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditor's rights generally and by general equitable principles and (ii) that enforcement of rights to indemnify and contribution hereunder may be limited by federal or state securities laws or principles of public policy;

         (vii) (A) to the knowledge of such counsel no legal or governmental proceedings are pending to which the Company or its Subsidiaries is a party or to which the property of the Company or its Subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or its Subsidiaries or with respect to any of their respective properties and (B) no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required;

         (viii) the issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument, known to such counsel, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties are bound, or the charter documents or by-laws of the Company or any of its Subsidiaries, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to such counsel and applicable to the Company or any of its

     Subsidiaries;

         (ix) the Registration Statement is effective under the Act; any required filing of the Prospectus, or any Term Sheet that constitutes a part thereof, pursuant to Rules 434 and 424(b) has been made in the manner and within the time period required by Rules 434 and 424(b); and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best knowledge of such counsel, are contemplated by the Commission;

         (x) the Registration Statement originally filed with respect to the Securities and each amendment thereto, any Rule 462(b) Registration Statement and the Prospectus (in each case, other than the financial statements, schedules and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules and regulations of the Commission thereunder;

         (xi) if the Company elects to rely on Rule 434, the Prospectus is not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time of its effectiveness or an effective post-effective amendment thereto (including such information that is permitted to be omitted pursuant to Rule 430A);

         (xii) the Company and the Subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent application, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective businesses, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of third parties with respect to any of the foregoing which, simply or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and the Subsidiaries;

         (xiii) the Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

         (xiv) each Selling Stockholder has full power (including corporate or partnership power, if a corporation or a partnership) to enter into this Agreement, the Custody Agreement and the Power-of-Attorney and to sell, transfer and deliver the Securities being sold by such Selling Stockholder hereunder in the manner provided in this Agreement and to perform its obligations under the Custody Agreement; the execution and delivery of this Agreement, the Custody Agreement and the Power-of-Attorney have been duly authorized by all necessary corporate action of each Selling Stockholder that is a corporation; this Agreement, the Custody Agreement and the Power-of-Attorney have been duly executed and delivered by each Selling Stockholder; assuming due authorization, execution and delivery by the Custodian, the Custody Agreement and the Power-of-Attorney are the legal, valid and binding obligation of each Selling Stockholder, enforceable against each Selling Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, fraudulent conveyance and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

         (xv) upon the delivery by each Selling Stockholder to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Stockholder against payment therefor as provided herein, the several Underwriters will own the Securities sold by the Selling Stockholders, free and clear of any adverse claim or restriction on transfer;

         (xvi) the sale of Securities to the Underwriters by each Selling Stockholder pursuant to this Agreement, the compliance by such Selling Stockholder with the other provisions of this Agreement and the Custody Agreement and the consummation of the other transactions herein contemplated do not (A) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained and such as may be required under state securities or blue sky laws, or (B) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's properties are bound, or, in the case of a Selling Stockholder that is a corporation, the charter documents or bylaws of such Selling Stockholder or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to such Selling Stockholder;

         (xvii) the statements in the Registration Statement and in the Prospectus under the caption "Principal and Selling Stockholders," insofar as such statements constitute a summary of the matters referred to therein, fairly present the information called for with respect to such matters; and

    [Additional opinion points to be added concerning structured settlements]

     In rendering any such opinion, each such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Selling Stockholders and public officials.


     Wolf, Block, Schorr and Solis-Cohen LLP shall also state that nothing has come to such counsel's attention which would lead such counsel to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or the date of such opinion, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     References to the Registration Statement and the Prospectus in this paragraph (b) shall include any amendment or supplement thereto at the date of such opinion.

     (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Stroock & Stroock & Lavan LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (d) The Representatives shall have received from Coopers & Lybrand LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

         (i) they are independent accountants with respect to the Company, its Subsidiaries and the J.G. Wentworth Affiliated Companies within the meaning of the Act and the applicable rules and regulations thereunder;

         (ii) in their opinion, the audited combined financial statements and schedules examined by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

         (iii) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company and its Subsidiaries or any decreases in not current assets or stockholders' equity of the Company and its Subsidiaries, in each case compared with amounts shown on the December 31, 1996 balance sheet included in the Registration Statement and the Prospectus, or for the period from January 1, 1997 to such specified date there were not any decreases, as compared with the comparable period of the preceding year, in sales, net revenues, net income before income taxes or total or per share amounts of net income of the Company and its Subsidiaries, except in all instances for changes, decreases or increases set forth in such letter;


         (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and its consolidated Subsidiaries and are included in the Registration Statement and the Prospectus under the captions "Summary Combined Financial Data" and "Selected Combined Financial Data" and in
     Exhibit 11 to the Registration Statement, and have compared such amounts, percentages and financial information with such records of the Company and its consolidated Subsidiaries and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation; and

         (v) on the basis of a reading of the unaudited pro forma combined condensed financial statements included in the Registration Statement and the Prospectus, carrying out certain specified procedures that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (v), inquiries of certain officials of the Company and its consolidated Subsidiaries who have responsibility for financial and accounting matters and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the unaudited pro forma combined condensed financial statements, nothing came to their attention that caused them to believe that the unaudited pro forma combined condensed financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

     Coopers & Lybrand LLP shall also state that, in connection with its audit, it examined the Subsidiaries' stock books, minutes of meetings of the Subsidiaries' boards of directors during the year ended December 31, 1996 and made inquiries of the Subsidiaries' management, tax advisors and outside legal counsel and, as a result of these procedures, nothing came to its attention with respect to the ownership of the Subsidiaries that caused it to believe that the Subsidiaries failed to comply with the ownership requirements for S Corporation status during the year ended December 31, 1996.


     (e) The Representatives shall have received a certificate, dated the Firm Closing Date, from James D. Delaney, President and Chief Executive Officer of the Company, and James J. O'Malley and Chief Financial Officer of the Company, to the effect that:

         (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements contained in this Agreement and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Firm Closing Date; and no condition precedent to the Reorganization has not been waived or satisfied other than the sale of the Securities under this Agreement;

         (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission; and

         (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), management, business prospects, net worth or results of operations of the Company or its Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

     (f) The Representatives shall have received a certificate, dated the Firm Closing Date, executed by an Attorney-in-Fact on behalf of each Selling Stockholder to the effect that representations and warranties of such Selling Stockholder in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Selling Stockholder has performed all covenants and agreements contained in this Agreement and satisfied all conditions contained in this Agreement on their part to be performed or satisfied hereunder at or prior to the Firm Closing Date; and no condition precedent to the Reorganization has not been waived or satisfied other than the sale of the Securities under this Agreement.

     (g) The Representatives shall have received a certificate, dated the Firm Closing Date, executed by an Attorney-in-Fact on behalf of each Selling Stockholder to the effect that such Selling Stockholder does not have the right, and that to its knowledge no such person has the right, contractual or otherwise, to request that the Company register pursuant to the Act shares of capital stock of the Company held by such Selling Stockholder or by any such person, upon the issuance and sale of the Securities to the Underwriters hereunder, except to the extent that (A) such shares are included in the Registration Statement, (B) such rights were waived or not exercised or (C) such person was excluded from including any such shares in the Registration Statement.

     (h) [The Representatives shall have received from each Selling Stockholder, each person who is a director or officer of the Company or who owns five percent or more of the Common Stock, an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, pledge, contract to sell or grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, or grant of any option to purchase, sell or dispose) of any shares of Common Stock or of equity securities of the Company substantially similar thereto or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement (other than transfers among the Selling Stockholders or by natural persons who are Selling Stockholders to their children or to trusts to be established for the benefit of their children).]

     (i) The Reorganization shall have been consummated.

     (j) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

     (k) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading on the Nasdaq National Market.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     9. Indemnification and Contribution.

     (a) The Company and the Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Securities Exchange Act of 1934 (the "Exchange Act"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

         (i) any untrue statement or alleged untrue statement made by the Company or the Selling Stockholders in Sections 2 and 3 of this Agreement,

         (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"),

         (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or

         (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Securities, including without limitation, slides, videos, films, tape recordings, and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company and the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company and the Selling Stockholders will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with
Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. Neither the Company nor the Selling Stockholders will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

     (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or Selling Stockholder may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein: and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

     (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion (i) with respect to the Company, the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters and (ii) with respect to the Selling Stockholders, the sum of (x) the aggregate principal amount of the S corporation distribution received from the offering proceeds plus (y) the total proceeds from the offering (before deducting expenses) received by the Selling Stockholders, to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph
(d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters.

For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company

     10. Default of Underwriters. If one or more Underwriters default in their obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option

Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     11. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers, the Selling Stockholders and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Selling Stockholders, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     12. Termination.

     (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

         (i) the Company and its Subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its Subsidiaries, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

         (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on such exchange or for such market system;

         (iii) a banking moratorium shall have been declared by either federal or state authorities; or

         (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.


     13. Information Supplied by Underwriters. The statements set forth in the last paragraph on the front cover page and under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     14. Notices. All communications hereunder shall be in writing and, if sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at The Graham Building, 15th and Ranstead Streets, 10th Floor, Philadelphia, Pennsylvania 19102, Attention: James D. Delaney.

     15. Successors. This Agreement shall inure to the benefit of and shall be binding upon the several Underwriters, the Selling Stockholders, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Stockholders contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in
Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, the Selling Stockholders and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor or assigned because of such purchase.

     16. Applicable Law. The validity and interpretation of this Agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

     17. Consent to Jurisdiction and Service of Process. All judicial proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Selling Stockholder accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Selling Stockholder designates and appoints __________________, and such other persons as may hereafter be selected by the Selling Stockholder irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Selling Stockholder to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to the Selling Securityholder at its address provided in Section 13 hereof; provided, however, that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process. If any agent appointed by the Selling Stockholder refuses to accept service, the Selling Stockholder hereby agrees that service of process sufficient for personal jurisdiction in any action against the Selling Stockholder in the State of New York may be made by registered or certified mail, return receipt requested, to the Selling Stockholder at its address provided in Section 13 hereof, and the Selling Stockholder hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Selling Stockholder in the courts of any other jurisdiction.

     18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                Very truly yours,

                                J.G. WENTWORTH & COMPANY, INC.

                                By: ________________________
                                Name:
                                Title:


                                 ----------------------------
                                 James B. Delaney

                                 -----------------------------
                                 Gary Veloric

                                 ------------------------------
                                 Michael Goodman

                                 ------------------------------
                                 Edward S. Stone


                                 ------------------------------
                                 Alpha Nikelberry


                                 ING

                                 By:____________________________
                                    Name:
                                    Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PRUDENTIAL SECURITIES INCORPORATED
OPPENHEIMER & CO., INC.
[FURMAN SELZ LLC]

By: PRUDENTIAL SECURITIES INCORPORATED


By: _____________________

      Jean-Claude Canfin
      Managing Director

For itself and on behalf of the Representatives.

                                   SCHEDULE I

                              SELLING STOCKHOLDERS

Name
----

                                   SCHEDULE II

                                  UNDERWRITERS

                                                                     Column (2)
                                  Column (1)                         Number of Firm
                                  Number of Firm Securities to be    Securities to be             Column (3)
                                  Purchased from the                 Purchased from the           Total Number of Firm
Underwriter                       Company                            Selling Stockholders         Securities
-----------                       -------                            --------------------         ----------

Prudential Securities
Incorporated
Oppenheimer & Co., Inc.
[Furman Selz LLC]
[other Underwriters]













Total________________             _____________________


                                  SCHEDULE III

                                  SUBSIDIARIES


Name                                     Jurisdiction of Incorporation
----                                     -----------------------------

                        J. G. WENTWORTH & COMPANY, INC.

                        Public Offering of Common Stock

                               CUSTODY AGREEMENT




ChaseMellon Shareholder Services LLC
[Address]

Ladies and Gentlemen:


         There are delivered to you herewith on behalf of the undersigned one or more common stock certificates in negotiable form representing the aggregate number of shares of common stock, $.01 par value (the "Common Stock") of J. G. Wentworth & Company, Inc., a Delaware corporation (the "Company"), set forth opposite the name of the undersigned on Exhibit A attached hereto. Each Common Stock certificate so delivered by the undersigned is duly endorsed in blank by the undersigned, with signature guaranteed by a commercial bank or trust company or by a member firm of the New York or American Stock Exchange or of the National Association of Securities Dealers, Inc. (or accompanied by appropriate stock powers separate from such certificates executed in blank with signatures so guaranteed). Subject to the terms and conditions of the underwriting agreement referred to below, the undersigned intends to sell to the underwriters to be named therein (the "Underwriters") the number of shares of Common Stock set forth opposite the name of the undersigned on Exhibit A hereto (the aggregate number of shares of Common Stock for all selling shareholders as set forth on Exhibit A hereto being referred to herein as the "Firm Shares" or "Shares"). The Shares delivered to and held by you hereunder are to be held and disposed of by you as custodian for the undersigned in accordance with and pursuant to the provisions of this Custody Agreement.

         Concurrently with the execution and delivery of this Custody Agreement, the undersigned is executing and delivering a Power of Attorney appointing

[________________________________________] as attorneys-in-fact (individually, an "Attorney-in-Fact" and collectively the "Attorneys-in-Fact") with full power of substitution, to act on behalf of the undersigned in connection with the sale of the Shares pursuant to the Offering, such Power of Attorney to be substantially in the form delivered to you herewith.

         An underwriting agreement substantially in the form delivered to you herewith is expected to be entered into among the Company, the undersigned and certain other selling shareholders (collectively, together with the undersigned, the "Selling Shareholders") and Prudential Securities Incorporated, Oppenheimer

& Co., Inc. and [Furman Selz LLC] (the "Representatives") of the Underwriters (such Underwriting Agreement as executed being hereinafter referred to as the "Underwriting Agreement"), pursuant to which, among other things, the undersigned will agree to sell, and the Underwriters severally will agree to purchase, subject to the terms and conditions therein set forth, the Shares described herein.

         As custodian you are hereby authorized and directed as follows:

                  1. You shall hold the certificates (and any separate stock powers) delivered herewith in your custody and, subject to execution of the Underwriting Agreement and immediately prior to the Firm Closing Date as specified in or determined pursuant to Section 4 of the Underwriting Agreement, you shall cause such certificates to be transferred on the books of the Company and exchanged for certificates representing the Shares to be sold by the undersigned on such date pursuant to the Underwriting Agreement. (The term "Firm Closing Date" shall have the meaning as defined in Section Four of the Underwriting Agreement.)

                  2. On the Firm Closing Date, you shall transfer the certificates evidencing the Shares into the names specified by the Underwriters (for which purpose you have been furnished with a duly executed stock power), cancel such certificates and deliver to the Underwriters certificates evidencing the Shares of Common Stock to be sold by the undersigned on such date pursuant to the Underwriting Agreement, in such denominations and registered in such names as the Representatives may request at least 72 hours prior to the Firm Closing Date, all against receipt by you, on behalf of the undersigned, of payment of the purchase price of the Shares then being sold by the undersigned in accordance with the provisions of the Underwriting Agreement, which payment shall be by wire of same-day funds. You shall cause the new certificates to be issued to the Underwriters to be made available for checking and packaging by the Representatives prior to their issuance in accordance with the Underwriting Agreement at least 24 hours prior to the Firm Closing Date.

                  3. The funds received by you from the Company and the Underwriters shall be deposited by you into an account in your name as Custodian and shall be distributed by you by wire transfer on the following business day in accordance with written instructions of the Selling Stockholders to be furnished to you prior to the Firm Closing Date.

                  4. Except as herein otherwise provided, you are hereby authorized and directed to follow any additional instructions received from the Attorney(s)-in-Fact.


         You will act as custodian hereunder without charge to the Selling Shareholders. If for any reason the Shares to be delivered by you to the Underwriters pursuant hereto shall not have been so delivered prior to December 31, 1997, you are authorized and directed to return to the undersigned the shares deposited herewith by the undersigned and this Custody Agreement shall thereupon terminate.

         The undersigned agrees that the shares held in custody under this Agreement will be held for the benefit of, coupled with and subject to the interests of the Underwriters under the Underwriting Agreement, that the arrangements made by the undersigned for such custody are to that extent irrevocable and that the obligations of the undersigned and the provisions of the Power of Attorney shall not be terminated by any act of the undersigned or by operation of law, whether by dissolution or liquidation of the undersigned or the occurrence of any other event. Accordingly, notwithstanding any such dissolution or liquidation or the occurrence of any such other event before the delivery of the Shares to the Underwriters pursuant to the Underwriting Agreement, you are authorized and directed to deal with the Shares deposited hereunder in accordance with the terms and conditions hereof as if such dissolution, liquidation or other event had not occurred, regardless of whether or not you shall have received notice thereof.

         Until payment in full for the Shares to be delivered by you hereunder has been made to you, on behalf of the undersigned, by or for the account of the Underwriters, the undersigned shall remain the owner of such Shares and shall have the right to vote such Shares and to receive all dividends and distributions thereon.

         This instrument constitutes a representation of the authority of the undersigned to enter into this Custody Agreement and the Underwriting Agreement and to sell the Shares to be delivered by you thereunder for the account of the undersigned.

         The undersigned agrees that the following provisions shall control your rights, duties, liabilities, privileges and immunities hereunder:

                  1. You are authorized to accept this Custody Agreement and to take any and all actions hereunder as you shall, in your discretion, determine to be appropriate to effectuate the provisions of this Custody Agreement; you assume no responsibility or liability to the undersigned or to any other persons, other than to deal with the shares and instruments delivered herewith as set forth herein; you shall act hereunder as a custodian only, and you shall not be responsible or liable in such capacity in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the shares delivered herewith, or for the form or execution thereof, or for the identity or authority of any person executing or depositing such shares; and the undersigned, subject to paragraphs 4 and 6 below, agrees to indemnify you and hold you harmless in connection with all costs and expenses, including litigation expenses, actually and reasonably incurred with respect to any action taken by you in good faith in any and all matters covered by this Custody Agreement in accordance with the foregoing instructions.

                  2. In your capacity as Custodian, you are not a party to, and are not bound by, or charged with notice of, any agreement, other than the Power of Attorney referred to above. In particular, in your capacity as Custodian, you are not bound by or charged with notice of the Underwriting Agreement, whether or not copies of forms of such agreement have been delivered to you.

                  3. You shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power-of-attorney or other paper or document which you believe in good faith to be genuine and what it purports to be.

                  4. You shall not be liable for anything which you may do or refrain from doing in connection herewith, except as a result of your own gross negligence or willful misconduct.

                  5. You may confer with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or your duties hereunder, and you shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

                  6. In the event that you are in good faith in doubt as to what action should be taken hereunder, you may, at your option, refuse to comply with any claims or demands made to you, or you may refuse to take any other action hereunder, so long as such doubt exists, and you shall not be liable in any way for your failure or refusal to act as a result of such doubt until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and you shall have been notified thereof in writing signed by or on behalf of all such persons. Your rights under this paragraph are cumulative of all other rights which you may have by law or otherwise.

      All notices, requests, communications and mailings hereunder shall be in writing and, if to the undersigned or the Attorney-in-Fact, shall be deemed to have been duly given at the time of delivery or mailing if delivered or mailed by first class mail, postage prepaid and addressed to each person included in the term "Attorney(s)-in-Fact" at the address of such person set forth in the Power of Attorney referred to above. Notices, requests or other communications to you shall not be deemed given until actually received at your address set forth above.

      This Custody Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York without regard to conflict of laws provisions.

      Your acceptance hereof by the execution of this Custody Agreement shall constitute an acknowledgment by you of receipt of the certificates described opposite the name of the undersigned on Exhibit A hereto, the other enclosures and attachments hereinbefore referred to, shall constitute the acceptance by you of the authorizations herein conferred, and shall evidence your agreement to carry out and perform this Custody Agreement in accordance with the provisions hereof.

     IN WITNESS WHEREOF, the undersigned has set the undersigned's signature hereto this ___ day of _______ 19___.


                                       SIGNED by, for and on behalf
                                       of James D. Delaney
                                       in the presence of:


                                       By:___________________________
                                       Name:
                                       Title:

                                       SIGNED by, for and on behalf
                                       of Gary Veloric
                                       in the presence of:

                                       By:___________________________
                                       Name:
                                       Title:

                                       SIGNED, by, for and on behalf
                                       of Michael B. Goodman
                                       in the presence of

                                       By:___________________________
                                       Name
                                       Title:


                                       SIGNED by, for and on behalf
                                       of Edward S. Stone
                                       in the presence of:


                                       By:___________________________
                                       Name:
                                       Title:

                                       SIGNED by, for and on behalf
                                       of Alpha Nikelberry
                                       in the presence of:


                                       By:___________________________
                                       Name:
                                       Title:

                                       SIGNED by, for and on behalf
                                       of ING (U.S.) Capital Corporation
                                       in the presence of:

                                       By:___________________________
                                       Name:
                                       Title:
Accepted as of the date
above stated.

CHASEMELLON SHAREHOLDER
SERVICES LLC

By: ________________________
Name:
Title:

By: ________________________
Name:
Title:

                                   Exhibit A




                                         Number of Shares of Common               Number                  Number
                                           Stock Represented by                     of                      of
         Selling Stockholder              Certificates Deposited             Shares to be sold       Shares to be Returned
         -------------------              ----------------------             -----------------       ---------------------

James D. Delaney
Gary Veloric
Michael B. Goodman
Edward S. Stone
Alpha Nikelberry
ING (U.S.) Capital Corporation

                        J.G. WENTWORTH & COMPANY, INC.

                       Public Offering of Common Stock

             IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER



_____________ __, 1997



Ladies and Gentlemen:

         The undersigned investor in J.G. Wentworth & Company, Inc., a Delaware corporation (the "Company"), understands that it is contemplated that certain investors in the Company, including the undersigned (collectively, together with the undersigned, the "Selling Stockholders"), will sell shares of Common Stock, $.01 par value (the "Common Stock"), of the Company to certain underwriters (the "Underwriters") to be named in the underwriting agreement referred to below for whom Prudential Securities Incorporated, Oppenheimer & Co., Inc. and [Furman Selz LLC] have been duly authorized to act as representatives (the "Representatives"), which Underwriters propose to offer and sell such shares to the public. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement on Form S-1 (File No. 333-_______) (the "Registration Statement") with the Securities and Exchange Commission (the "Commission") to register the shares of Common Stock to be offered under the Securities Act of 1933, as amended. The undersigned hereby acknowledges receipt of a copy of the Registration Statement, as declared effective by the Commission, and a copy of the proposed form of underwriting agreement to be entered into among the Company, the Selling Stockholders and the Underwriters (such agreement, in the form in which executed, the "Underwriting Agreement").

         Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement (the "Custody Agreement") pursuant to which certificates for the number of shares of Common Stock to be sold by the undersigned as set forth at the end of this instrument are being deposited with ChaseMellon Shareholder Services LLC, as custodian ("Custodian").

                  1.   In connection with the foregoing, the undersigned hereby
irrevocably constitutes and appoints [    ] as attorneys-in-fact (individually,
an "Attorney-in-Fact" and collectively the "Attorneys-in-Fact") of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned, with respect to all matters arising in connection with the sale of shares of Common Stock by the undersigned to the Underwriters, including, but not limited to, the power and authority to take any and all of the following actions:

                           (a)      to sell, assign and transfer to the

Underwriters pursuant to the Underwriting Agreement the maximum number of shares of Common Stock to be sold by the undersigned (specified below), at a purchase price per share to be paid by the Underwriters, as determined by negotiation among the Company and the Representatives, but in no event less than $_____ per share, and at the same price per share to be paid by the Underwriters to each of the other Selling Stockholders and to the Company for shares of Common Stock issued and sold by it;

                           (b)      for the purpose of effecting such sale, to
make, execute, deliver, and perform the undersigned's obligations under the Underwriting Agreement substantially in the form furnished to the undersigned prior to the execution hereof, with such additions to or changes in the terms, provisions and conditions thereof as the Attorneys-in-Fact, or any one of them, in their, his or her sole discretion shall determine to be necessary or appropriate, including, subject to the limitations set forth in paragraph 1(a) hereof, the purchase price per share to be paid by the Underwriters and including any additions to or changes in the terms, provisions and conditions thereof relating to the public offering of such shares by the Underwriters (the execution and delivery of the Underwriting Agreement by the Attorneys-in-Fact, or any of them, to be conclusive evidence of the approval thereof);

                           (c)      to give such orders and instructions to the
Custodian and the transfer agent for the Common Stock as the Attorneys-in-Fact, or any one of them, in their, his or her sole discretion shall determine, with respect to (i) the transfer on the stock record books of the Company of the shares of Common Stock to be sold by the undersigned to the Underwriters in order to effect such sale, including giving the name in which new certificates for such shares are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriters of certificates for such shares against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment by the Custodian out of the proceeds of such sale of any expenses of the registration, offer, sale and delivery of such shares that, by agreement between the undersigned and the Company, are to be borne by the undersigned in connection with such offer, sale and delivery, (iv) the remittance to the undersigned of the balance of the proceeds from any sale of such shares sold by the undersigned, and (v) the return to the undersigned of new certificates representing that number of shares of Common Stock, if any, represented by the certificates deposited with the Custodian that is in excess of the number of shares sold by the undersigned to the Underwriters;

                           (d)      to retain legal counsel in connection with
any and all matters referred to herein;

                           (e)      to execute and deliver any amendment to the
Custody Agreement; provided, however, that no such amendment shall increase the number of shares of Common Stock to be sold by the undersigned above the number of shares of Common Stock to be sold to the Underwriters specified below;

                           (f)      to endorse (in blank or otherwise) on
behalf of the undersigned the certificate or certificates representing the shares of Common Stock to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates;

                           (g)      to exercise any power conferred upon, and
to take any action authorized or required to be taken by, the Selling Stockholders pursuant to the Underwriting Agreement;

                           (h)      to make, execute, acknowledge and deliver
all such contracts, powers of attorney, orders, receipts, notices, requests, consents, instructions, certificates, letters and other writings, including communications to the Commission and state securities commissions, and amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorneys-in-Fact, or any one of them, in their, his or her sole discretion may consider necessary or appropriate in connection with or to carry out the aforesaid sale of shares of Common Stock to the Underwriters and the public offering thereof, as fully as the undersigned could if personally present and acting; and

                           (i)      to make payment, on behalf and for the
account of the undersigned, of all costs and expenses that, by agreement between the undersigned and the Company, are payable by the undersigned in connection with the sale of shares of Common Stock, including any applicable stock transfer taxes chargeable to the undersigned, out of and to the extent of funds available from the sale of such shares, provided that the Attorneys-in-Fact shall have no personal liability to make such payments out of other funds, all in the sole and absolute discretion of the Attorneys-in-Fact or any one of them (the undersigned hereby expressly promising to repay the Attorneys-in-Fact for any such payments made on behalf and for the account of the undersigned).

                  2. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, and such Power of Attorney and all authority conferred hereby shall be irrevocable and is coupled with an interest and shall not be terminated by any act of the undersigned or by operation of law, whether by death or incapacity, or the dissolution or liquidation, of the undersigned or the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the shares of Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such shares shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys-in-Fact, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian or the Attorneys-in-Fact, or any one of them, shall have received notice of such event.

                  Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into, or the transactions contemplated thereby consummated prior to December 31, 1997, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving written notice to each of the Attorneys-in-Fact, with a copy to the Custodian, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys-in-Fact, or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

                  3.   The undersigned ratifies all that the
Attorneys-in-Fact, or any one of them, shall do pursuant to paragraphs 1 and 2 of this Power of Attorney.

                  4. The Attorneys-in-Fact shall be entitled to act and rely upon any statement, request, notice or instructions respecting this Power of Attorney given to the Attorneys-in-Fact by the undersigned; provided, however, that the Attorneys-in-Fact shall not be entitled to act on any statement or notice to the Attorneys-in-Fact with respect to the Firm Closing Date as defined in Section 4 of the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement has not been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys-in-Fact by one of the Representatives.

                  5. The undersigned agrees to hold the Attorneys-in-Fact harmless from any and all loss, damage or liability that they, or any one of them, may sustain as a result of any action taken hereunder except to the extent such loss, damage or liability results from the gross negligence or willful misconduct of said Attorney-in-Fact. It is understood that the Attorneys-in-Fact shall serve without compensation.

                  6. In acting hereunder, the Attorneys-in-Fact may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

                  7. This Power of Attorney shall be governed by, and construed in accordance with, the substantive laws of the State of New York without regard to conflict of laws provisions.

Date: __________ __, 1997

Number of Shares of
Common Stock to be Sold
to the Underwriters:

__________ Shares

                                 By:  ___________________________*
                                 Name:



                                 Signature guaranteed by:





                                 By: _________________________________________
                                 Name:


                                 (Note: The signatures must be guaranteed by a commercial bank or trust company or by a member firm of the New York or American Stock Exchange or of the National Association of Security Dealers.)




--------------------
*        To be signed in exactly the same manner as the shares are registered.